SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 24, 2003

(Date of earliest event reported)

Openwave Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1400 Seaport Boulevard

Redwood City, CA 94063

(Address of principal executive offices)

(650) 480-8000

(Registrant’s telephone number, including area code)

Item 5.	Other Events

On the Company’s earnings conference call on July 24, 2003, Openwave Systems Inc. announced that Roger Evans had resigned from the Board after eight years of service to focus on his venture activities. The Company also stated that it expected to announce the appointment of a new board member within 30 days.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

OPENWAVE SYSTEMS INC.

	By:	/s/ JOSHUA PACE
	Name: Title:	Joshua Pace Vice President of Finance and Chief Accounting Officer
Date: July 28, 2003